SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                           Reported): July 26, 2001


             Credit Suisse First Boston Mortgage Securities Corp.
             Credit Suisse First Boston Mortgage Securities Corp., Mortgage-Backed Pass-Through Certificates, Series 2001-HE16


             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

           Delaware                  333-61840                13-3320910
-------------------------------     -----------         ---------------------
(State or Other Jurisdiction of     (Commission         (I.R.S. Employer
       Incorporation)               File Number)           Identification No.)


                               11 Madison Avenue
                           New York, New York 10010
              ---------------------------------------------------
                   (Address of Principal Executive Offices)
                                  (Zip Code)

       Registrant's telephone number, including area code (212) 325-2000
                                                          ----- --------

Item 5.  Other Events.
---- -   ------------

         Credit Suisse First Boston Mortgage Securities Corp. (the "Company") entered into a Pooling and Servicing Agreement dated as of July 1, 2001 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor (the "Depositor"), DLJ Mortgage Capital, Inc., as seller (the "Seller"), Vesta Servicing, L.P., as a servicer and special servicer ("Vesta"), Ocwen Federal Bank FSB, as a servicer ("Ocwen" and together with Vesta, the "Servicers"), and U.S. Bank National Association, as trustee (the "Trustee"), providing for the issuance of the CSFB Mortgage Pass-Through Certificates, Series 2001-HE16 (the "Certificates"). The Certificates were issued on July 26, 2001. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
---- --  -------------------------------------------------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1 The Pooling and Servicing Agreement dated as of July 1, 2001, by and among the Company, the Seller, the Servicers, and the Trustee.

                                  SIGNATURES


         Filings Made by the Registrant. The registrant has duly caused this form to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on September 7, 2001.

                                       CREDIT SUISSE FIRST BOSTON MORTGAGE
                                       SECURITIES CORP.



                                       By: /s/ Helaine Hebble
                                           -------------------------------
                                           Name: Helaine Hebble
                                           Title: Vice President

Exhibit Index


Exhibit                                                              Page
-------                                                              ----

99.1         Pooling and Servicing Agreement dated as of
             July 1, 2001, by and among the Company, the Seller,
             the Servicers, and the Trustee.                           5